EXHIBIT 10(ar)
                                                                  --------------

Confidential Treatment Requested as to certain information contained in this Exhibit and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT            Page 1 of 1 Pages

1.       CONTRACT ID CODE

2.       AMENDMENT MODIFICATION NO.
         MOD02

3.       EFFECTIVE DATE
         6/08/09

4.       REQUISITION/PURCHASE REQ. NO.

5.       PROJECT NO. (if applicable)

6.       ISSUED BY                                            CODE
         FEDERAL PRISON INDUSTRIES, UNICOR
         400 FIRST STREET, N.W.
         WASHINGTON, DC  20534
         ATTN:  Staci Card, Contract Specialist

7.       ADMINISTERED BY (if other than Item 6)               CODE
         SEE BLOCK 6.

8.       NAME AND ADDRESS OF CONTRACTOR
         (No., street, country, State and Zip Code)
         Spire Corporation
         One Patriots Park
         Bedford, MA  01730
         ATTN:  ***

         CODE                                                 FACILITY CODE

9A.      AMENDMENT OF SOLICITATION NO.
         [X]

9B.      DATED (SEE ITEM 11)

10A.     MODIFICATION OF CONTRACT/ORDER NO.
         DJU4600003478

10B.     DATED (SEE ITEM 13)
         11/28/08

11.      THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS

This above numbered solicitation is amended as set forth in Item 14. The hour and the date specified for receipt of Offers [_] is extended, [X] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment number, FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (if required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[X]      A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE
CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

[_]      B.   THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, Appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

[_]      C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

[X]      D.   OTHER (Specify type of modification and authority)

         E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         The contract identified in block 10a is hereby modified as follows:

         1.  The internal UNICOR part number is changed from BTT0271 to BTT0275.

         As provided, all other terms and conditions remain unchanged.

15A.     NAME AND TITLE OF SIGNER (Type or print)
         Rodger W. LaFavre, C.O.O.

15B.     CONTRACTOR/OFFEROR                                   15C.   DATE SIGNED
         /s/ Rodger W. LaFavre                                       6/4/08
         --------------------------------------------
         (Signature of the person authorized to sign)

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
         Staci Card, Contract Specialist

16B.     UNITED STATES OF AMERICA                             16C.   DATE SIGNED
         BY /s/ Staci Card                                           6/4/08
         --------------------------------------------
         (Signature of contracting officer)

NSN 7540-01-152-8070                      30-105   STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                          Prescribed by GSA
                                                   FAR(48 CFR) 53.243


*** Represents text omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.